Supplement dated August 27, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May 1, 2015, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Variable Portfolio - Aggressive Portfolio
Variable Portfolio - Conservative Portfolio
Variable Portfolio - Moderate Portfolio
Variable Portfolio - Moderately Aggressive Portfolio
Variable Portfolio - Moderately Conservative Portfolio
Effective September 1, 2015, the following changes are hereby made to the SAI:
The information under the subsection The Investment Manager and Subadvisers - Investment Management Fee Rates in the Investment Management and Other Services section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
Investment Management Fee Rates. The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates.
Investment Management Services Agreement Fee Schedule
VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio and VP – MV Moderate Growth Fund. The Investment Manager has implemented a schedule for the investment advisory fees for VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio and VP – MV Moderate Growth Fund, whereby the Fund pays (i) 0.00% advisory fee on its assets that are invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management services fee to the Investment Manager; and (ii) an advisory fee rate according to the following schedule on securities, instruments and other assets not described in category (i) above, including, without limitation, affiliated mutual funds, ETFs and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party funds, derivatives and individual securities:
Fund	Assets (billions)	Annual rate at each asset level
VP – Aggressive Portfolio VP – Conservative Portfolio VP – Moderate Portfolio VP – Moderately Aggressive Portfolio VP – Moderately Conservative Portfolio	First $0.5	0.660%
	$0.5 - $1.0	0.615%
	$1.0 - $1.5	0.570%
	$1.5 - $3.0	0.520%
	$3.0 - $6.0	0.510%
VP – MV Moderate Growth Fund	Over $6.0	0.490%
In no event shall the advisory fee be negative even if the value of one of the categories is a negative amount. Although the fee for each category is calculated separately and there is no negative advisory fee, the Investment Manager currently intends to calculate the advisory fee by reducing (but not below $0) any advisory fee payable on one category by any negative advisory fee in another category. The Investment Manager may change this calculation methodology at any time.
The rest of the section remains the same.
The information under the subsection The Administrator - Administration Fee Paid by the Funds in the Investment Management and Other Services section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
Administration Fee Paid by the Funds
The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the table below. VP – Core Equity Fund does not pay a fee for these services.
S-6466-252 A (8/15)

Administrative Services Agreement Fee Schedule
VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio and VP – MV Moderate Growth Fund. The Investment Manager has implemented a schedule for the administrative services fees for VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio and VP – MV Moderate Growth Fund, whereby the Fund pays (i) 0.020% administrative services fee on its assets that are invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management fee to the Administrator or its affiliates; and (ii) an administrative services fee rate according to the following schedule on securities, instruments and other assets not described in category (i) above, including, without limitation, affiliated mutual funds, ETFs and closed-end funds that do not pay an investment management fee to the Administrator or its affiliates, third party funds, derivatives and individual securities:
Fund	Assets Level (in billions)	Annual rate at each asset level
VP – Aggressive Portfolio VP – Conservative Portfolio VP – Moderate Portfolio VP – Moderately Aggressive Portfolio VP – Moderately Conservative Portfolio VP – MV Moderate Growth Fund	First $0.5	0.060%
	$0.5 - $1.0	0.055%
	$1.0 - $3.0	0.050%
	$3.0 - $12.0	0.040%
	Over $12.0	0.030%
The rest of the section remains the same.
The information under the subsection Other Services Provided - The Transfer Agent in the Investment Management and Other Services section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
The Transfer Agent
Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Under the agreement, the transfer agent will earn a fee equal to 0.06% of the average daily net assets of the funds, payable monthly, with the exception of VP - Core Equity Fund, which does not pay a direct fee for transfer agency services.
VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio and VP – MV Moderate Growth Fund, do not pay a direct fee for transfer agency services on the portion of assets invested in underlying funds that pay a fee for transfer agency services to the Transfer Agent, however the transfer agent will earn a fee equal to 0.06% of the average daily net assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that don’t pay a fee for transfer agency services to the Transfer Agent, ETFs, derivatives and individual securities.
The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.
The Transfer Agent retains BFDS/DST, 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-252 A (8/15)
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